1 April 22, 2013 Annual Shareholders’ Meeting

Safe Harbor Statement This presentation summarizes the financial condition and results of operations for Park National Corporation and its subsidiaries ("Park" or the "Corporation"). This presentation should be considered in conjunction with the consolidated financial statements and related notes and the five- year summary of selected financial data presented in Park’s 2012 Annual Report. Management’s presentation contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically the real estate market and the credit market, either nationally or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in interest rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; changes in unemployment; asset/liability re-pricing risks and liquidity risks; our liquidity requirements could be adversely affected by changes to regulations governing bank capital and liquidity standards as well as by changes in our assets and liabilities; competitive factors among financial services organizations increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry, specifically the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as future regulations which will be adopted by the relevant regulatory agencies, including the Consumer Financial Protection Bureau, to implement the Dodd-Frank Act's provisions, the Budget Control Act of 2011 and the American Taxpayer Relief Act of 2012; the effect of changes in accounting policies and practices, as may be adopted by the Financial Accounting Standards Board, the SEC, the Public Company Accounting Oversight Board and other regulatory agencies, and the accuracy of our assumptions and estimates used to prepare our financial statements; the effect of fiscal and governmental policies of the United States federal government; adequacy of our risk management program; a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors and other service providers, including as a result of cyber attacks; demand for loans in the respective market areas served by Park and its subsidiaries; and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2012. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement was made, or reflect the occurrence of unanticipated events, except to the extent required by law. 2

3 3 Park National Corporation Profile (as of March 31, 2013) • 11 Community Bank Divisions • 2 Specialty Finance Companies • One non-bank workout subsidiary • 28 Ohio & 1 Kentucky counties • 123 bank branches • 7 specialty finance offices • 1,821 FTEs

Net income by operating segment 4 Source: Company Filings (in thousands) Mar. 31, 2013 Mar. 31, 2012 Dec. 31, 2012 Dec. 31, 2011 Park National Bank $ 19,940 $ 21,561 $ 87,106 $ 106,851 Guardian Financial Services Company 740 806 3,550 2,721 PRK Parent Company 132 49 195 (1,595) Ohio-based operations $ 20,812 $ 22,416 $ 90,851 $ 107,977 Vision Bank - - - (22,526) SE Property Holdings, LLC (102) *9,059 (12,221) (3,311) Total PRK $ 20,710 $ 31,475 $ 78,630 $ 82,140 * The sale of the Vision Bank business in the first quarter of 2012 resulted in a pre-tax gain of $22.2 million ($14.4 million after-tax), which is included in the Q1 2012 results for SE Property Holdings, LLC presented in the table above.

5 Park National Corporation Income Statement Source: Company Filings (1) Excludes the gain on sale of the Vision Bank business for the year ended December 31, 2012 and the gain on sale of securities for the year ended December 31, 2011. (in thousands) Mar. 31, 2013 Mar. 31, 2012 Dec. 31, 2012 Dec. 31, 2011 Net interest income $55,453 $61,728 $235,315 $273,234 Provision for loan losses 329 8,338 35,419 63,272 Net interest income after provision 55,124 53,390 199,896 209,962 Non interest income 18,805 17,453 70,236 66,081 Gain on sale of Vision Bank business - 22,167 22,167 - Gain on sale of securities - - - 28,829 Non interest expense 46,098 48,470 187,968 188,317 Income before income taxes $27,831 $44,540 $104,331 $116,555 Income taxes 7,121 13,065 25,701 34,415 Net income $20,710 $31,475 $78,630 $82,140 Net income excluding gains (1) $20,710 $17,066 $64,221 $63,401

PARK NATIONAL CORPORATION Statement of Condition 6 Source: Company Filings (in millions) Mar. 31, 2013 Dec. 31, 2012 Dec. 31, 2011 Cash & cash equivalents $ 521 $ 201 $ 157 Investment securities 1,352 1,582 1,708 Loans 4,444 4,450 4,317 Allowance for loan losses (55) (56) (68) Assets held for sale - - 382 Other assets 485 466 476 Total assets $ 6,747 $ 6,643 $ 6,972 Non-interest bearing deposits $ 1,120 $ 1,137 $ 996 Interest bearing deposits 3,797 3,579 3,469 Total deposits $ 4,917 $ 4,716 $ 4,465 Total borrowings 1,107 1,206 1,162 Liabilities held for sale - - 536 Other liabilities 69 71 67 Stockholders’ equity 654 650 742 Total liabilities & stockholders’ equity $ 6,747 $ 6,643 $ 6,972

7 Park National Corporation Nonperforming assets Source: BHC Performance Report and Company Filings Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion (in thousands) Mar. 31, 2013 Dec. 31, 2012 Dec. 31, 2011 Dec. 31, 2010 Nonaccrual loans $ 151,539 $ 155,536 $ 195,106 $ 289,268 Accruing Troubled Debt Restructured (TDRs) 24,274 29,800 28,607 - Loans past due 90 days or more (still accruing) 1,350 2,970 3,489 3,590 Total nonperforming loans $ 177,163 $ 188,306 $ 227,202 $ 292,858 Other real estate owned (OREO) 36,292 35,718 42,272 41,709 Total nonperforming assets $ 213,455 $ 224,024 $ 269,474 $ 334,567 Percentage of nonperforming loans to loans (PRK) 3.99% 4.23% 5.26% 6.19% Percentage of nonperforming assets to loans + OREO (PRK) 4.80% 5.03% 6.18% 7.01% Texas Ratio (PRK) 33.51% 35.00% 42.25% 47.96% Peer Group Information Percentage of nonperforming loans to loans (Peer Group) N/A 2.55% 3.37% 4.01% Percentage of nonperforming assets to loans + OREO (Peer Group) N/A 3.70% 4.66% 5.37% Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses.

8 Vision Bank/SE Property Holdings, LLC Nonperforming assets Source: Company Filings (in thousands) March 31, 2013 Dec. 31, 2012 Dec. 31, 2011 Dec. 31, 2010 Nonaccrual loans $ 48,293 $ 55,292 $ 98,993 $ 171,453 Accruing TDRs - - 2,265 - Loans past due 90 days or more (still accruing) - - 122 364 Total nonperforming loans $ 48,293 $ 55,292 $ 101,380 $ 171,817 OREO 21,705 21,003 29,032 33,324 Total nonperforming assets $ 69,998 $ 76,295 $ 130,412 $ 205,141 PNB participations - Vision Bank nonperforming loans 13,927 14,109 18,472 33,257 Total Legacy Vision Bank nonperforming assets $ 83,925 $ 90,404 $ 148,884 $ 238,398

9 Source: BHC Performance Report and Company Filings Note: The Texas Ratio is calculated as total nonperforming assets divided by the sum of tangible common equity plus the allowance for loan losses. (in thousands) Mar. 31, 2013 Dec. 31, 2012 Dec. 31, 2011 Dec. 31, 2010 Nonaccrual loans $ 103,246 $ 100,244 $ 96,113 $ 117,815 Accruing TDRs 24,274 29,800 26,342 - Loans past due 90 days or more (still accruing) 1,350 2,970 3,367 3,226 Total nonperforming loans $ 128,870 $ 133,014 $ 125,822 $ 121,041 OREO 14,587 14,715 13,240 8,385 Total nonperforming assets $ 143,457 $ 147,729 $ 139,062 $ 129,426 Percentage of nonperforming loans to loans 2.93% 3.03% 3.00% 2.96% Percentage of nonperforming assets to loans + OREO 3.26% 3.35% 3.31% 3.16% Texas Ratio 22.90% 23.47% 22.77% 24.73% Peer Group Information Percentage of nonperforming loans to loans (PRK’s Peer Group) N/A 2.55% 3.37% 4.01% Percentage of nonperforming assets to loans + OREO (PRK’s Peer Group) N/A 3.70% 4.46% 5.37% Park National Corporation less Vision Bank/SE Property Holdings, LLC - Nonperforming assets

PARK NATIONAL CORPORATION

Results Count

ROAA and ROAE History – PRK and PRK excluding Vision/SEPH

	Park ROAA	Park ROAA, excluding VB & SEPH	Peer median ROAA	Park ROAE*	Park ROAE, excluding VB & SEPH **	Peer median ROAE
Mar. 31 2013	1.25%	1.28%	N/A	12.87%	13.15%	N/A
2012	1.11%	1.33%	0.98%	11.41%	13.94%	8.72%
2011	1.06%	1.63%	0.80%	11.81%	19.85%	7.26%
2010	0.74%	1.58%	0.29%	8.05%	18.27%	1.59%
2009	0.97%	1.61%	(0.16%)	11.81%	20.80%	(2.22%)
2008	1.02% ***	1.63%	(0.04%)	12.12% ***	21.57%	(1.80%)
2007	1.24% ***	1.52%	0.87%	12.40% ***	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
Average 2003 - 2012	1.37%	1.63%	0.73%	13.88%	17.98%	7.49%

* Calculated using average common equity for Park National Corporation.

** Calculated using average common equity for Park National Corporation, excluding Vision Bank and SE Property Holdings, LLC.

*** Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROAA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROAE for 2008 and 2007 was 2.40% and 3.67% respectively.

Source: BHC Performance Report and Company Filings (BHCPR information for 2012)

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11 PRK Earnings History * Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park’s diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively. Diluted EPS Dividends Per Common Share Period End Stock Price Common Book Value Per Common Share Tangible Common Book Value Per Common Share Mar. 31, 2013 $ 1.34 $ 0.94 $ 69.79 $ 42.45 $ 37.74 2012 4.88 3.76 64.63 42.20 37.49 2011 4.95 3.76 65.06 41.82 36.96 2010 3.45 3.76 72.67 41.07 35.98 2009 4.82 3.76 58.88 41.71 36.22 2008 4.91 * 3.77 71.75 39.15 33.02 2007 5.40 * 3.73 64.50 41.54 31.18 2006 6.74 3.69 99.00 40.98 35.37 2005 6.64 3.62 102.64 39.63 34.72 2004 6.32 3.41 135.50 39.28 36.43 2003 5.97 3.21 113.15 37.57 36.67 Source: Company Filings

12 PRK comparison to peers * Annualized earnings through March 31, 2013 have been utilized in this calculation. ** Annualized based on dividends and stock price through March 31, 2013. Source: Company Filings and Sandler O’Neill, using SNL data of $3 billion to $10 billion bank holding companies PRK Price to Book % Peer Group Price to Book Value % PRK Price to Tangible Book Value % Peer Group Price to Tangible Book Value % PRK Price to Earnings Peer Group Price to Earnings PRK Dividend Yield Peer Group Dividend Yield Mar. 31, 2013 164% N/A 185% N/A 12.8 * N/A 5.5 ** N/A 2012 153% 118% 172% 146% 13.2 13.8 5.8 2.8 2011 156% 109% 176% 135% 13.1 14.7 5.8 2.4 2010 177% 127% 202% 155% 21.1 17.8 5.2 2.1 2009 141% 105% 163% 140% 12.2 16.9 6.4 2.5 2008 183% 135% 217% 211% 14.6 15.7 5.3 2.9 2007 155% 138% 207% 206% 11.9 13.2 5.8 3.3 2006 242% 206% 280% 291% 14.7 17.1 3.8 2.3 2005 259% 204% 296% 268% 15.5 15.5 3.6 2.3 2004 345% 238% 372% 307% 21.4 18.1 2.7 2.1 2003 301% 219% 309% 283% 18.9 16.9 3.1 2.1 12

13 Total Return Performance Park National Corporation 0 25 50 75 100 125 150 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 Ind ex Va lue Total Return Performance Park National Corporation NYSE MKT Composite NASDAQ Bank SNL Financial Bank and Thrift Index The total return stock performance graph depicts the yearly percentage change in Park’s cumulative total shareholder return over the latest 5-year fiscal periods. Calculations include the reinvestment of dividends and are indexed to the base year’s measurement point (closing price on last trading day before the beginning of the registrant’s fifth preceding fiscal year). Source: SNL

PRK short interest comparison to peers 14 Entity Shares Outstanding Short Interest Position Average Daily Volume * Days to Cover Short Interest as a % of Total Shares Outstanding PRK – 3/31/13 15,411,984 1,275,898 23,564 54.1 8.28% PRK – 12/31/12 15,411,998 1,212,786 32,053 37.8 7.87% Midwest Peer Median 54,784,717 2,156,091 206,604 10.4 3.94% Midwest Peer Average 61,632,007 2,918,220 281,260 10.4 4.73% Source: Bloomberg. The Midwest Peer Group consists of the 24 banks disclosed in Park’s 2013 Proxy Statement. * Average daily volume for 12/31/12 is calculated based on the average trading volume for all of 2012, compared to a year-to-date average for the period ended 3/31/13.

Good Advice “Create a setting that stimulates, nurtures, and challenges instead of one that inspects, audits and controls.” From Stop Paddling and Start Rocking the Boat by Lou Pritchett 15

More Good Advice “Your premium brand better be delivering something special, or it’s not going to get the business.” - Warren Buffett 16

Service Excellence • Launched Fall 2010 • Articulated 15 Service Standards • Define and reinforce excellent customer service and what it means to be a Park Affiliate Banker • 100% of PRK Affiliate associates trained • Service 360: Daily 6-minute meeting of all associates to discuss a PRK Service Standard 17

Net Promoter Score • Implemented 2007 • Loyalty indicator developed by Satmetrix, Bain & Company, and Fred Reichheld • One question survey: “How likely are you to refer [bank] to a friend or colleague?” • Companies scoring over 50 are considered world-class per Satmetrix • Average score for banks, per Satmetrix: 29 • 2012 average for PRK Affiliates: 80 18

Engagement Survey • All PRK Affiliate associates invited to participate in October 2012. • 1663 associates, or 84%, participated – one of the highest participation rates ever reported by the survey company, Towers Watson. • Very positive results – across the company, at all levels. • All 13 categories had scores above 70%. Any score above 70% is considered a “strength”. 19

Engagement Survey • Compared very favorably to two national benchmarks: U.S. Financial Services Companies and U.S. High Performing Companies. • PRK’s engagement score….loosely translated as associates who are fully committed to the organization…was 87%...another EXCELLENT score! This is 3-6 percentage points higher than both benchmarks. 20

21 Bank Division Year joined Park Hdqtr. Co. deposits Total county Deposits Park % of market share Rank in market Park National 1908 $ 1,180,276 $ 2,042,415 57.8% 1 Fairfield National 1985 379,484 1,743,570 21.8% 1 Richland Bank 1987 473,075 1,742,412 27.2% 1 Century National 1990 393,123 1,213,689 32.4% 1 First-Knox National 1997 396,727 718,266 55.2% 1 Second National 2000 234,450 988,734 23.7% 2 Security National 2001 482,197 1,494,593 32.3% 1 Seven largest OH divisions $ 3,539,332 $ 9,943,679 35.6% Other OH divisions – headquarter counties 521,360 4,637,981 11.2% Total OH divisions – headquarter counties $ 4,060,692 $ 14,581,660 27.9% Remaining Ohio bank deposits $ 825,143 Total Ohio bank deposits $ 4,885,835 The Park National Bank – The bank of choice Headquarter Counties – Deposits (in thousands) Source: FDIC, June 30, 2012

2012 Community Support • Park National Corporation Affiliate Focus: − Strengthen our communities! 22

Century National Bank 5-year pledge toward Muskingum Rec Center being built at Ohio University-Zanesville CNB’s donation to Operation Feed accounted for over a third of the total raised during the Muskingum County campaign. 23

Fairfield National Bank Organized a one-day event to stuff a U-Haul truck full of supplies to deliver to Hurricane Sandy victims in NYC. FNB made dreams & wishes come true for a handful of Facebook fans. 24

Farmers & Savings Bank Helping out the Loudonville Lions Club at the Loudonville Fair 100% participation in the Mohican Area Community Fund/United Way annual campaign for the 9th consecutive year 25

First-Knox National Bank Millersburg office accepts Business of the Year award from Holmes County Chamber of Commerce. Donated billboard space to highlight community organizations with special announcements, events or milestones 26

Park National Bank Volunteering with A Call To College to help high school students learn budgeting basics. Over 50 PNBers completed the Couch to 5k training program sponsored by PNB & Licking Memorial Health Systems. Hosted luncheon for community business leaders featuring Sandy Pianalto, President & CEO of the Federal Reserve Bank of Cleveland. 27

Park Southwest More than 80 associates served 12 United Way agencies during PNB Cares, including Clermont Senior Services, Fairhaven Rescue Mission and CASA for Clermont Kids. 28

Richland Bank Rascal the Raccoon joined Kroger’s mascot, Pepe, for the grand reopening of the Lexington Avenue Kroger Marketplace. 29 Donated $20 to the local National Guard units for each checking account opened with direct deposit, online banking & an eStatement in May 2012.

Second National Bank Check presentation and family photo from March of Dimes event 30

Security National Bank Security Sluggers Softball Team Recognized as a Top Workplace in Miami Valley by the Dayton Daily News & Springfield News-Sun. 31

United Bank United Way Wing Eating Contest: 68 in 5 minutes! Wounded Warrior Nick Vogt 5K raised over $35,000 for the Vogt family. Race sponsored by United Bank -- many bankers ran or volunteered. 32

Unity National Bank Salvation Army Puttin’ For A Purpose Chamber of Commerce Business After Hours at Unity 33

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35 2013 PRK Agenda A. Grow sustainable net income B. Produce PRK ROAE in the upper quintile relative to peers C. Continued reduction of SEPH nonperforming assets D. Grow quality loans; expand relationships with existing customers E. Implement continued improvements to PRK technology platform F. Improve multiple internal operational processes G. Resolve overcrowded conditions in operations centers H. Analyze M & A opportunities; rationalize existing branch facilities

Why invest in Park National Corporation?  Unique, localized business model makes PNB Affiliates the bank of choice for customers.  History of consistent dividend payments to shareholders and a strong dividend yield.  Favorably positioned to take advantage of growth opportunities in our markets, largely caused by industry dislocation, increased regulation and fatigue.  Park’s short interest position is high compared to both historic levels and the Midwest peer group. As short interest position returns to historic levels, our stock price should react favorably.  Experienced leadership team with proven knowledge of local markets. 36

37 April 22, 2013 Annual Shareholders’ Meeting